Financial Income and Expense, Net (Tables)	12 Months Ended
Dec. 31, 2025
Financial Income and Expense, Net [Abstract]
Schedule of Financial Income and Expense, Net

The financial income and expense, net for the years ended December 31, 2025, 2024 and 2023, is composed of the following:

	2025	2024	2023
Financial income:
Income on financial investments	551	460	328
Interest income	989	1,147	799
Discounts obtained	100	6	15
Subscription rights fair value adjustment	-	-	3,933
Exchange variation (foreign exchange profit)	13,398	86	2,096
Total	15,038	1,699	7,171
Financial expenses:
Contingent consideration fair value adjustments(i)	-	-	(40,535)
Interest on contingent consideration	(45,178)	(53,091)	-
Earnout penalty	(2,520)	(2,520)	-
Interest on loans, financing and debentures	(8,060)	(10,629)	(12,985)
Other interest and expense	(6,797)	(8,039)	(6,579)
Exchange variation (foreign exchange losses)	(7,173)	(12,604)	(95)
Exposure premium expense	-	-	(2,087)
Total	(69,728)	(86,883)	(62,281)
Financial income and expense, net	(54,690)	(85,184)	(55,110)

(i)	The increase in the fair value adjustment of contingent consideration as of December 31, 2023, is due to the remeasurement of the contingent consideration, driven by higher revenue and interest recorded in 2023 compared to 2022. As of December 31, 2025, all installments were considered overdue and therefore we used amortized cost based on actual revenues, instead of FVTPL based on projected revenues.